UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 6, 2004
(Date of Earliest Event Reported)

MAXIM INTEGRATED PRODUCTS, INC.
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-16538 (Commission File Number)	94-2896096 (IRS Employer Identification No.)

120 SAN GABRIEL DRIVE SUNNYVALE, CALIFORNIA (Address of Principal Executive Offices)	94086 (Zip Code)

(408) 737-7600
 (Registrant’s Telephone Number, Including Area Code)

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                  Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit No.	Description

99.1	Text of press release, dated August 6, 2004, titled “Maxim reports revenues and earnings growth for the fourth quarter and 2004 fiscal year.”

Item 12.          Results of Operations and Financial Condition.

            On August 6, 2004, Maxim Integrated Products, Inc. (the “Company”) announced via press release the Company’s preliminary results for its fourth quarter and fiscal year ended June 26, 2004.  A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information in this Item 12 and attached Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

	By:	/s/ CARL W. JASPER

Carl W. Jasper Vice President and Chief Financial Officer

Date: August 6, 2004